Financial News Release
Advanced Energy Announces First Quarter 2018 Results

•	Q1 Revenue increased 31.0% y/y and 9.2% q/q to $195.6 million

•	Q1 GAAP EPS from continuing operations was $1.16

•	Q1 Non-GAAP EPS from continuing operations was $1.34

Fort Collins, Colo., April 30, 2018 - Advanced Energy Industries, Inc. (Nasdaq: AEIS), today announced financial results for the first quarter ended March 31, 2018. The company reported first quarter sales of $195.6 million. First quarter GAAP income from continuing operations was $46.4 million, or $1.16 per share. Non-GAAP income from continuing operations was $53.4 million, or $1.34 per diluted share.
“Carrying on the momentum seen in 2017, first quarter semiconductor revenue again reached record levels while our Industrial business soared to new historical highs due to the rapid adoption of our advanced technology and expanding geographical presence,” said Yuval Wasserman, president and CEO of Advanced Energy. “Our diversification strategy is working - producing strong results - as we continue to execute on our strategic plan towards our aspirational goals. We believe our strong balance sheet provides the flexibility required to acquire new products and technologies and return value to shareholders”
First Quarter Results
Sales were $195.6 million in the first quarter of 2018 compared with $179.2 million in the fourth quarter of 2017 and $149.4 million in the first quarter of 2017.
GAAP income from continuing operations was $46.4 million or $1.16 per share in the first quarter of 2018 compared with a loss from continuing operations of $29.0 million or $0.73 per diluted share in the fourth quarter of 2017, and income from continuing operations of $35.4 million or $0.88 per diluted share in the first quarter of 2017.
Non-GAAP income from continuing operations was $53.4 million or $1.34 per diluted share in the first quarter of 2018. This compared with $52.4 million or $1.31 per diluted share in the fourth quarter of 2017, and $41.9 million or $1.04 per diluted share in the first quarter of 2017. A reconciliation of non-GAAP measures is provided in the tables below.
The company generated $34.9 million of operating cash from continuing operations in the first quarter of 2018.
Discontinued Operations
The company’s financial statements for all periods presented reflect results for the continuing precision power business, with the discontinued inverter business included in discontinued operations for all purposes. Further financial detail regarding the amounts related to the discontinued inverter business are available in the company’s 2017 Annual Report on Form 10-K.

Second Quarter 2018 Guidance
Based on the company's current view, beliefs and assumptions, its guidance for the second quarter of 2018 is within the following ranges and does not incorporate any potential adjustments during the measurement period associated with U.S. tax reform.

Q2 2018
Revenues	$193M - $207M
GAAP operating margins from continuing operations	29.0% - 31.0%
GAAP EPS from continuing operations	$1.23 - $1.33
Non-GAAP operating margins from continuing operations	31.0% - 33.0%
Non-GAAP EPS from continuing operations	$1.30 - $1.40
First Quarter 2018 Conference Call
Management will host a conference call tomorrow morning, Tuesday, May 1, 2018 at 6:30 a.m. Mountain Time/ 8:30 a.m. Eastern Time to discuss Advanced Energy's financial results. Domestic callers may access this conference call by dialing 855-232-8958. International callers may access the call by dialing 315-625-6980. Participants will need to provide the operator with the Conference ID Number 3792517, which has been reserved for this call. For a replay of this teleconference, please call 855-859-2056 or 404-537-3406 and enter Conference ID Number 3792517. The replay will be available for one week following the conference call. A webcast will also be available on the company’s Investor Relations web page at http://ir.advanced-energy.com.
About Advanced Energy
Advanced Energy (NASDAQ: AEIS) is a global leader in innovative power and control technologies for high-growth, precision power solutions for thin films processes and industrial applications. Advanced Energy is headquartered in Fort Collins, Colorado, with dedicated support and service locations around the world. For more information, go to www.advanced-energy.com.
Advanced Energy and the Advanced Energy logo are trademarks of Advanced Energy Industries, Inc. or one of its Affiliates in the United States and elsewhere.

Tom McGimpsey Advanced Energy Industries, Inc. (970) 407-6326 tom.mcgimpsey@aei.com	Annie Leschin/Rhonda Bennetto Advanced Energy Industries, Inc. (970) 407-6555 ir@aei.com
Non-GAAP Measures
This release includes GAAP and non-GAAP income and per-share earnings data and other GAAP and non-GAAP financial information. Advanced Energy’s non-GAAP measures exclude the impact of non-cash related charges such as stock-based compensation and amortization of intangible assets, as well as non-recurring items such as acquisition-related costs. Additionally, the first quarter non-GAAP results exclude estimated income tax expense associated with U.S. tax reform. For the second quarter ending June 30, 2018 guidance, the company expects stock based compensation of $2.7 million and amortization of intangibles of $1.4 million. The non-GAAP measures included in this release are not in accordance with, or an alternative for, similar measures calculated under generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Advanced Energy believes that these non-GAAP measures provide useful information to management and investors to evaluate business performance without the impacts of certain non-cash charges and other charges which are not part of the company’s usual operations. The company uses these non-GAAP measures to assess performance against business objectives, make business decisions, develop budgets, forecast future periods, assess trends and evaluate financial impacts of various scenarios. In addition, management's incentive plans include these non-GAAP measures as criteria for achievements. Additionally, the company believes that these non-GAAP measures, in combination with its financial results calculated in accordance with GAAP, provide investors with additional perspective. While some of the excluded items may be incurred and reflected in the company’s GAAP financial results in the foreseeable future, the company believes that the items excluded from certain non-GAAP measures do not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred. The use of non-GAAP measures has limitations in that such measures do not reflect all of the amounts associated with the company’s results of operations as determined in accordance with GAAP, and these measures should only be used to evaluate the company’s results of operations in conjunction with the corresponding GAAP measures. Please refer to the Form 8-K regarding this release furnished today to the Securities and Exchange Commission.

Forward-Looking Statements
The company’s guidance with respect to anticipated financial results for the second quarter ending June 30, 2018, potential future growth and profitability, our future business mix, expectations regarding future market trends and the company’s future performance within specific markets (e.g., statements regarding anticipated semiconductor and industrial market growth) and other statements herein or made on the above-announced conference call that are not historical information are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to: (a) the effects of global macroeconomic conditions upon demand for our products and services; (b) the volatility and cyclicality of the industries the company serves, particularly the semiconductor industry; (c) delays in capital spending by end-users in our served markets; (d) the accuracy of the company’s estimates related to fulfilling solar inverter product warranty and post-warranty obligations; (e) the company’s ability to realize its plan to avoid additional costs after the solar inverter wind-down; (f) the accuracy of the company's assumptions on which its financial statement projections are based; (g) the impact of product price changes, which may result from a variety of factors; (h) the timing of orders received from customers; (i) the company’s ability to realize benefits from cost improvement efforts including avoided costs, restructuring plans and inorganic growth; (j) the company’s ability to obtain in a timely manner the materials necessary to manufacture its products; (k) unanticipated changes to management's estimates, reserves or allowances; and (l) changes and adjustments to the tax expense and benefits related to the recently enacted U.S. tax reform. These and other risks are described in Advanced Energy's Form 10-K, Forms 10-Q and other reports and statements filed with the Securities and Exchange Commission (the “SEC”). These reports and statements are available on the SEC's website at www.sec.gov. Copies may also be obtained from Advanced Energy's investor relations page at http://ir.advanced-energy.com or by contacting Advanced Energy's investor relations at 970-407-6555. Forward-looking statements are made and based on information available to the company on the date of this press release. Aspirational goals and targets discussed on the conference call or in the presentation materials should not be interpreted in any respect as guidance. The company assumes no obligation to update the information in this press release.

ADVANCED ENERGY INDUSTRIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(in thousands, except per share data)

	Three Months Ended
	March 31,		December 31,
	2018	2017	2017

Sales:
Product	$171,209	$128,827	$154,172
Service	24,408	20,524	25,042
Total sales	195,617	149,351	179,214
Cost of sales:
Product	79,806	60,117	68,833
Service	12,166	10,403	12,206
Total cost of sales	91,972	70,520	81,039
Gross profit	103,645	78,831	98,175
	53.0%	52.8%	54.8%
Operating expenses:
Research and development	17,637	12,503	16,257
Selling, general and administrative	28,648	22,098	22,682
Amortization of intangible assets	1,257	962	1,174
Total operating expenses	47,542	35,563	40,113
Operating income	56,103	43,268	58,062
Other income (expense), net	26	(3,208)	559
Income from continuing operations before income taxes	56,129	40,060	58,621
Provision for income taxes	9,759	4,619	87,628
Income (loss) from continuing operations, net of income taxes	46,370	35,441	(29,007)
Income (loss) from discontinued operations, net of income taxes	140	2,094	(583)
Net income (loss)	46,510	37,535	(29,590)
Income from continuing operations attributable to noncontrolling interest	31	—	—
Net income (loss) attributable to Advanced Energy Industries, Inc.	$46,479	$37,535	$(29,590)

Basic weighted-average common shares outstanding	39,619	39,738	39,642
Diluted weighted-average common shares outstanding	39,995	40,179	40,051

Earnings per share attributable to Advanced Energy Industries, Inc:

Continuing operations:
Basic earnings (loss) per share	$1.17	$0.89	$(0.73)
Diluted earnings (loss) per share	$1.16	$0.88	$(0.73)

Discontinued operations:
Basic earnings (loss) per share	$0.00	$0.05	$(0.01)
Diluted earnings (loss) per share	$0.00	$0.05	$(0.01)

Net income:
Basic earnings (loss) per share	$1.17	$0.94	$(0.75)
Diluted earnings (loss) per share	$1.16	$0.93	$(0.75)

ADVANCED ENERGY INDUSTRIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	March 31,	December 31,
	2018	2017
ASSETS	Unaudited

Current assets:
Cash and cash equivalents	$413,874	$407,283
Marketable securities	3,197	3,104
Accounts and other receivable, net	116,900	87,429
Inventories, net	96,842	78,450
Income taxes receivable	2,226	1,295
Other current assets	7,895	8,129
Current assets of discontinued operations	9,638	9,535
Total current assets	650,572	595,225

Property and equipment, net	20,706	17,795

Deposits and other assets	4,207	3,051
Goodwill and intangibles, net	88,351	87,311
Deferred income tax assets	38,741	18,841
Non-current assets of discontinued operations	11,084	11,085
Total assets	$813,661	$733,308

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$61,328	$48,177
Other accrued expenses	58,034	50,092
Current liabilities of discontinued operations	7,272	7,850
Total current liabilities	126,634	106,119

Non-current liabilities of continuing operations	95,539	91,271
Non-current liabilities of discontinued operations	14,279	15,277
Long-term liabilities	109,818	106,548

Total liabilities	236,452	212,667

Advanced Energy stockholders’ equity	576,747	520,641
Noncontrolling interest	462	—
Stockholders' equity	577,209	520,641
Total liabilities and stockholders' equity	$813,661	$733,308

December 31, 2017 amounts are derived from the December 31, 2017 audited Consolidated Financial Statements.

ADVANCED ENERGY INDUSTRIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)

	Three Months Ended March 31,
	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$46,510	$37,535
Income from discontinued operations, net of income taxes	140	2,094
Income from continuing operations, net of income taxes	46,370	35,441

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,861	1,987
Stock-based compensation expense	4,494	3,398
Loss on foreign exchange hedge	—	3,489
Net loss on disposal of assets	138	65
Changes in operating assets and liabilities, net of assets acquired	(18,978)	(1,721)
Net cash provided by operating activities from continuing operations	34,885	42,659
Net cash used in operating activities from discontinued operations	(1,784)	(2,453)
Net cash provided by operating activities	33,101	40,206
CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisitions, net of cash acquired	(6,072)	—
Purchase of foreign exchange hedge	—	(3,489)
Purchases of property and equipment	(3,923)	(1,391)
Net cash used in investing activities from continuing operations	(9,995)	(4,880)
Net cash used in investing activities from discontinued operations	—	—
Net cash used in investing activities	(9,995)	(4,880)
CASH FLOWS FROM FINANCING ACTIVITIES:
Purchase and retirement of common stock	(12,750)	—
Net payments related to stock-based award activities	(4,032)	(1,688)
Net cash used in financing activities from continuing operations	(16,782)	(1,688)
Net cash used in financing activities from discontinued operations	—	—
Net cash used in financing activities	(16,782)	(1,688)
EFFECT OF CURRENCY TRANSLATION ON CASH	167	1,133
INCREASE IN CASH AND CASH EQUIVALENTS	6,491	34,771
CASH AND CASH EQUIVALENTS, beginning of period	415,037	289,517
CASH AND CASH EQUIVALENTS, end of period	421,528	324,288
Less cash and cash equivalents from discontinued operations	7,654	6,339
CASH AND CASH EQUIVALENTS FROM CONTINUING OPERATIONS, end of period	$413,874	$317,949

ADVANCED ENERGY INDUSTRIES, INC.
SELECTED OTHER DATA (UNAUDITED)
(in thousands)

Reconciliation of Non-GAAP measure - operating expenses and operating income, excluding certain items	Three Months Ended
	March 31,		December 31,
	2018	2017	2017
Gross profit from continuing operations, as reported	$103,645	$78,831	$98,175
Operating expenses from continuing operations, as reported	47,542	35,563	40,113
Adjustments:
Stock-based compensation	(4,494)	(3,398)	(1,842)
Amortization of intangible assets	(1,257)	(962)	(1,174)
Acquisition-related costs	(350)	—	—
Facility expansion and relocation costs	(476)	—	—
Non-GAAP operating expenses from continuing operations	40,965	31,203	37,097
Non-GAAP operating income from continuing operations	$62,680	$47,628	$61,078

Reconciliation of Non-GAAP measure - operating expenses and operating income, excluding certain items	Three Months Ended
	March 31,		December 31,
	2018	2017	2017
Gross profit from continuing operations, as reported	53.0%	52.8%	54.8%
Operating expenses from continuing operations, as reported	24.3	23.8	22.4
Adjustments:
Stock-based compensation	(2.3)	(2.3)	(1.0)
Amortization of intangible assets	(0.6)	(0.6)	(0.7)
Acquisition-related costs	(0.2)	—	—
Facility expansion and relocation costs	(0.2)	—	—
Non-GAAP operating expenses from continuing operations	21.0	20.9	20.7
Non-GAAP operating income from continuing operations	32.0%	31.9%	34.1%

Reconciliation of Non-GAAP measure - income excluding certain items	Three Months Ended
	March 31,		December 31,
	2018	2017	2017
Income (loss) from continuing operations, less noncontrolling interest, net of income taxes	$46,339	$35,441	$(29,007)
Adjustments:
Stock-based compensation	4,494	3,398	1,842
Amortization of intangible assets	1,257	962	1,174
Loss on foreign exchange hedge	—	3,489	—
Acquisition-related costs	350	—	—
Facility expansion and relocation costs	476	—	—
Nonrecurring tax (benefit) expense associated with inverter business	—	—	6,357
Tax Cuts and Jobs Act Impact	1,853	—	72,867
Tax effect of Non-GAAP adjustments	(1,343)	(1,396)	(813)
Non-GAAP income from continuing operations, net of income taxes	$53,426	$41,894	$52,420

Reconciliation of Non-GAAP measure - per share earnings excluding certain items	Three Months Ended
	March 31,		December 31,
	2018	2017	2017
Diluted earnings (loss) per share from continuing operations, as reported	$1.16	$0.88	$(0.73)
Add back:
per share impact of Non-GAAP adjustments, net of tax	0.18	0.16	2.04
Non-GAAP per share earnings from continuing operations	$1.34	$1.04	$1.31

Reconciliation of Q2 2018 Guidance
	Low End	High End

Revenue	$193M	$207M

Reconciliation of Non-GAAP operating margin
GAAP operating margin	29.0%	31.0%
Stock-based compensation	1.3%	1.3%
Amortization of intangible assets	0.7%	0.7%
Non-GAAP operating margin	31.0%	33.0%

Reconciliation of Non-GAAP earnings per share
GAAP earnings per share	$1.23	$1.33
Stock-based compensation	0.05	0.05
Amortization of intangible assets	0.04	0.04
Tax effects of excluded items	(0.02)	(0.02)
Non-GAAP earnings per share	$1.30	$1.40